SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 18, 2004

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-7598                  94-2359345
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(State or Other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)               Number)              Identification No.)

3100 Hansen Way, Palo Alto, CA                                    94304-1030
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On November 18, 2004, Compensation and Management Development Committee of the Board of Directors of Varian Medical Systems, Inc. (the "Company") approved the performance goals and performance goal formulas for calculating participant awards under the Company's Management Incentive Plan for fiscal year 2005. Attached as Exhibit 99.1 to this Form 8-K is a description of the Management Incentive Plan, including such performance goals and performance goal formulas, for fiscal year 2005.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1 Registrant's Description of Management Incentive Plan as Administered by the Compensation and Management Development Committee of the Board of Directors of Varian Medical Systems, Inc. for Fiscal Year 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Varian Medical Systems, Inc.

                                        By:    /s/ JOSEPH B. PHAIR
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                                        Name:  Joseph B. Phair
                                        Title: Vice President, Administration,
                                               General Counsel and Secretary

Dated: November 24, 2004


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                                  EXHIBIT INDEX

     Number                               Exhibit
     ------                               -------

      99.1 Registrant's Description of Management Incentive Plan as Administered by the Compensation and Management Development Committee of the Board of Directors of Varian Medical Systems, Inc. for Fiscal Year 2005